UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	. Other events
The Company issued a press release on March 20, 2012, stating it will host an event with investors and analysts at the Consumer Analyst Group of Europe (CAGE) Conference in London on March 21, and affirming its full-year 2012 guidance.  The Company will webcast the CAGE presentation through its website, www.cokecce.com, on Wednesday, March 21 beginning at 11:15 a.m. ET.

The press release is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits

EXHIBIT
NUMBER                                DESCRIPTION
99.1                                Press Release dated March 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)
Date: March 20, 2012	By:
	Name:	William T. Plybon
	Title:	Vice President, Secretary and Deputy General Counsel

EXHIBIT LIST
EXHIBIT
NUMBER                                 DESCRIPTION
99.1                                Press Release dated March 20, 2012.